Exhibit 99.2

Second Quarter 2015 Earnings Results July 22, 2015 POLARIS INDUSTRIES INC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2015 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q2 7-22-15 2

Scott W. Wine Chairman & CEO Second Quarter

POLARIS
POWERING AHEAD

Organizational Change



Mike Malone

VP Finance & CFO

Retirement Announced

- **31 year career with Polaris**
- **Unprecedented financial results during tenure**
  - 16% compounded sales growth
  - Stock price appreciation over 9,000% (at $155)
- **Developed and maintained strong integrity with investors**
- **EVP thru February 2016 overseeing near-term wholesale and retail credit contract renewals**



Mike Speetzen

EVP Finance & CFO

Effective August 3, 2015

- **20+ years as a finance professional and business leader**
- **Most recently SVP & CFO at Xylem Inc.**
  - $4 billion water treatment company
- **Previous high level positions with ITT, Honeywell (Allied Signal) and GE**
- **Extensive experience in M&A and integration**

Two Seasoned CFO's; Smooth Transition Expected

Q2 7-22-15
4

Q2 2015 Sales and Income ($ in millions) Record 2nd quarter sales, operating income and net income Sales of Motorcycles +57%; PG&A +17%; ORV +2% Sales in Latin America +32%, Asia Pacific +15%, EMEA -12% (negative currency) Earnings per share increased 5% to $1.49 Gross profit margin down 166 bps - $18 million currency hit; ~$9 million Spirit Lake cost impact Q2 7-22-15 5 Results Muted by Negative Currency and Higher Motorcycle Production Costs Q2 Sales Q2 Net Income ($ millions) Q2 2014 Q2 2015 $96.9 $100.9 Q2 2014 Q2 2015 $1,124.3 $1,014.0 2015 Earnings Results July 22, 2015 POLARIS INDUSTRIES INC. 5

Full Year 2015 Guidance Narrowing Sales and EPS Guidance; maintaining upper-end of guidance range North American retail sales growth and market share gains expected to continue Dealer and factory inventory growth rates expected to moderate by year-end Total sales projected up 10% to 12% (narrowed from previous guidance) Net income margin projected to remain above long-term goal of 10% Q2 7-22-15 6 $4,480 2014 Actual FY 2015 Guidance $6.65 2014 Actual FY 2015 Guidance Narrowing FY 2015 Sales & EPS Guidance in Spite of Production Pressures Total Company Sales Diluted EPS Up 10% to 12% $4,920 to $5,025 Up 10% to 12% $7.32 to $7.42 ($ millions) 6

POLARIS

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth Through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality,
Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q2 7-22-15

7

Successful Media Launch, Shipments Begin Q3 2015 Q2 7-22-15 8 Polaris-Eicher JV Launch 1st Product - Multix 8

POLARIS

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth Through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q2 7-22-15 9

Bennett Morgan President & COO Second Quarter 2015 Earnings Results July 22, 2015 POLARIS INDUSTRIES INC.

Q2 7-22-15 11 Polaris Retail Sales Retail Sales Improved Sequentially, as Expected; Motorcycles Strong 7% 15% 12% 13% 8% 11% About 10% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 2nd Half 2015 Polaris N.A. retail 11% for Q2 2015 vs. Q2 2014 Gained share in powersports driven by motorcycles and ORV ORV market share in Q2 – elevated competitive environment continues – new products and promotions Polaris armada powered share gains Motorcycle Q2 retail remained strong Indian and gaining share – powered by Scout expansion Victory – low product availability Slingshot demand continues strong N.A. Powersports Retail Sales – Q2 2015 Industry Retail Sales -1% 3% Industry Q2 2014 Industry Expectation Q2 2015 11

Q1 Q2 Q3 Q4 2015 2014 Q2 7-22-15 12 2015 vs. 2014 Dealer Inventory Change Moving in Right Direction Polaris dealer inventory growth moderating, as expected Continue to optimize ATV RFM business model Improving system model mix and flexibility/nimbleness, reducing RFM lead-time by 25% Targeting mid-single digit % growth by 2015 year-end N.A. Dealer Inventory ORV low-teens Improving sequentially Motorcycles mid-single digits Too low – paint constraints Snowmobiles about 40% Up, but acceptable; off-season Global Adjacent Markets mid-single digits Appropriate YoY Q2’15 Inventory Change by Business 1% Existing ORV Models 5% New ORV Models 4% Snowmobiles 2% Slingshot/Indian 3% New Dealers 15% +15% +17% Expectation to be up mid-single digits % by year-end 2015 12

Gross Profit Margin in Q2 due to currency and production costs pressures Factory inventory up 27% vs. 2014; raw materials, ORV and acquisitions Negative currency pressure continued; $18M Gross Profit impact New Spirit Lake paint system struggling to keep up with demand – at a considerable $9M cost in Q2 Polaris product quality remains high; NPS industry-leading in most categories Q2 7-22-15 13 Q2 2014 Q2 2015 FY 2015 Guidance Gross Profit Margin Net Income as a % of Sales Challenges Continued in Q2; Expected to Improve by Q4 2015 Lean is a Competitive Advantage 30.1% -166 bps 28.4% About Flat Q2 2014 Gross Margin Operating Expense Financial Services Income Taxes Other Income/ Expense Q2 2015 9.6% -1.7% +0.8% +0.1% +0.6% -0.4% 9.0% 13

POLARIS

Spirit Lake Motorcycle Production

POWERING AHEAD

Motorcycle Paint Capacity


Retail Demand
Backlog
Backlog Reduction
Paint Capacity
Demand lower due to seasonality
Q1 2015
Q2 2015
Q3 2015E
Q4 2015E

Spirit Lake, Iowa Paint System



Paint Capacity Limitations

- Product mix assumptions incorrect
- Excessive focus on costs eliminated key capabilities from final design
- Production, ramp time condensed due to environmental project delays
- Original operational assumptions too optimistic

Recovery Plan in Process

- Operational: process improvements, mix adjustments, additional shifts
- Slingshot paint outsourced
- Legacy paint system operational
- Outsourcing where practical
- Upgrade/expand new paint system – future Capital Expense

Production Ramp Challenged, Working Recovery Plan

Q2 7-22-15

14

POLARIS

Off-Road Vehicles

POWERING AHEAD

Polaris ORV Sales


($ millions)
$676.6
+2%
$688.8
+15%
$2,793.1*
Up mid-single digits %
(unchanged)
Q2 2014 (Reclassified)
Q2 2015
FY 2014 (Reclassified)
FY 2015 Guidance



- **N.A. Q2 retail sales ⬆; International sales ⬇ (currency)**
  - N.A. Polaris ORV retail sales ⬆ mid-single digits %; Industry ⬆ mid-single digits % - market share ⬆ slightly
  - Polaris side-by-side retail sales ⬆ high-single digits %; both *RANGER* and *RZR* sales ⬆
  - ATVs ⬆ mid-single digits – increased promotions effective; ACE ⬆ significantly
- **Competitive promotion and discounting environment continued into Q2; Polaris promotions ⬆ to compete as planned**
- **Strong MY'16 new product introductions begin next week in Las Vegas**
- **Hammerhead acquisition and integration off to a solid start – opportunities plentiful**

Armada of Products Offsetting Competitive Promotional Pressures

**2014 reclassified to exclude Defense and Commercial Sales*

Q2 7-22-15 15

Q2 2014 Q2 2015 FY 2014 FY 2015 Guidance N.A. Q2 retail sales  up significantly Indian big, new products well-accepted; share Victory retail sales ; limited availability N.A. Distribution expanded in Q2 >220 Indian dealers signed; 160+ retailing Challenges in production and paint system continue Q2 7-22-15 16 Polaris Motorcycle Sales Motorcycle Retail Strong; Capacity Remains a Constraint Motorcycles Up 55% to 70% (unchanged) +57% $162.1 $103.1 ($ millions) +59% $348.7 Retailing Dealers Victory Motorcycle Indian Motorcycle Slingshot North America 440 150 370 (>200 Signed) International 150 140 0 WORLDWIDE 590 290 370 Celebrating Scout’s legacy with the military 16

POLARIS
POWERING AHEAD

Slingshot

Polaris Slingshot Sales


>1,000 Units Shipped in Q4
>20% of Total Motorcycle $ Sales Guidance
FY 2014
FY 2015 Expectations

Q2 Highlights

Slingshot exceeding expectations

Increased production rate in April

Slingshot dealers in N.A. at 420+

All but two States have approved Slingshot (Hawaii and Maryland)

- Several Canadian provinces to resolve



Slingshot Remains HOT!

Q2 7-22-15
17

Historically a slow quarter for snowmobile shipments in Q2 Final MY’16 orders on plan Snowcheck orders strong again… highest level in 13 years Product line-up strongest & broadest ever Timbersled integration on-track, plans in place for upcoming season Q2 7-22-15 18 Polaris Snowmobile Sales Snowmobiles ($ millions) Q2 2014 Q2 2015 FY 2014 FY 2015 Guidance Down low-single digits % (unchanged) 215% $19.3 $6.1 +7% $322.4 Clear #2 Market Share Player 18

Global Adjacent Markets Q2 7-22-15 19 Global Adjacent Market Sales Charged with Diversifying Portfolio Profitability ($ millions) *2014 reclassified to include Defense and Commercial Sales Work & Transportation (“W&T”) Sales low-single digits % N.A. W&T sales high-teens % - strong direct sales and Ariens partnership International W&T sales due to currency Defense sales low-single digits – timing of orders DAGOR, MRZR and International demand remains excellent FY 2014 (Reclassified) FY 2015 Guidance Q2 2014 (Reclassified) Q2 2015 Up 5% to 10% -3% (unchanged) $68.3 $66.6 +24% $273.3* 19

PG&A Q2 7-22-15 20 PG&A Sales CORE BRANDS Record Q2 sales; 17% ORV sales 12%, Motorcycles 40% All categories increased sales in Q2 Accessories 23%, Apparel 48%, Parts 9% U.S. sales 23%; Canada & International sales 4% combined Aftermarket brand portfolio grew over 50% Expanding Vermillion distribution center to meet demand AFTERMARKET BRANDS Sales Growth Expected to Continue in 2nd Half 2015 Q2 2014 Q2 2015 FY 2014 FY 2015 Guidance Up high-teens % +21% (unchanged) $742.1 $159.7 ($ millions) +17% $187.5 20

46% 19% 18% 16% 64% 8% 7% 15% 6% International Q2 7-22-15 21 International Sales Q2 Int’l Sales by Product Q2 2014 Q2 2015 Q2 Int’l Sales by Geography Europe Challenged, Asia Pacific / Latin America Strong Down low-single digits % (unchanged) +16% $170.5 $685.1 ($ millions) -4% $162.9 EMEA Asia/Pac LatAm EMEA Asia/Pac LatAm Motorcycles 1% Snow Adjacent Markets Latin America Asia Aus/NZ ME/Africa FY 2014 FY 2015 PG&A Guidance International sales 4% in Q2, currency impact of $28 million Motorcycles & PG&A , all other product categories Asia Pacific 15% – strong market performance in China, India and Japan Latin America 32% – Mexico strong, EMEA 12% (primarily currency and Russia) Poland ORV plant ramping production slower due to lower EMEA demand Eicher/Polaris JV launched Multix personal utility vehicle Europe ORV 21

POLARIS

Polaris-Eicher Joint Venture Product Launch - MULTIX *POWERING AHEAD*

MULTIX

Multi-Role Personal Vehicle

3 models to start

- 511cc diesel engine
- MSRP ~ $3,600 - $4,500
- Street legal in India

~30 dealers at launch → >200 by 2020

Start of production end of July 2015

Target market potential >60 million people

- Small/micro business owners in India


multix
3in1
Business
>400 ltrs Carrying Space
Power
3kw Electricity
Family
Seats 5 - Rides Smoothly

JV Overview

Signed July 2012

50/50 Joint Venture in India

$27M Polaris investment to-date

Factory in Jaipur, India – 200,000 sq. ft.

JV expected to be profitable by 2018


Replaces
Small Car
For Family
Small Truck
For Business
Small Tractor
For Power

Unique Vehicle Platform Designed Specifically for the Multi-Role Consumer

Q2 7-22-15
22

Mike Malone V.P. Finance & CFO Second Quarter 2015 Earnings Results July 22, 2015 POLARIS INDUSTRIES INC

METRIC GUIDANCE Sales Components Off-Road Vehicles Up mid-single digits % (reclassified 2014 actuals) Snowmobiles Down low-single digits % Motorcycles Up 55% to 70% Global Adjacent Markets Up 5% to 10% (reclassified 2014 actuals) PG&A Up high-teens % International Down low-single digits % Total Company sales Up 10% to 12% Gross profit margin About Flat Operating expenses (% of sales) Down 20 to 30 bps as a % of Sales Income from financial services Up high-single digits % Income taxes 34.75% to 35.25% of pretax income Net income Up 10% to 12% EPS, diluted $7.32 to $7.42 (+10% to +12%) FY 2015 Guidance Maintained, Narrowed 2015 Full Year Guidance Q2 7-22-15 24 Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed 24

METRIC Actual Q2 2014 Actual Q2 2015 Guidance FY 2015 Prior period 29.0% 30.1% 29.4% Production volume/capacity Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Motorcycle Production Constraints N/A New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 30.1% 28.4% ~29.4% Change +20 bps -166 bps About Flat 2015 Gross Profit Margin Guidance Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q2 7-22-15 25

POLARIS

Foreign Currency Exposures for Polaris

POWERING AHEAD

F/X Impacts vs. 2014 ($ in millions)	Actual Q2 2015	FY 2015 Expectations* (Guidance Unchanged)
Sales	($41)	($140 - $160)
Gross Profit	($18)	($65 - $75)
Operating Expenses	$4	$15 - $17
Other Expense	($4)	($15 - $17)
Pretax Income	($18)	($65 - $75)

**Assumes exchange rates remain in about same range as of the end of Q2. Pretax income expectations for 2015 include the impact of existing F/X hedging contracts below.*

Open 2015 F/X Hedging Contracts as of July 20, 2015

Foreign Currency	Currency Position	% of 2H 2015 Cash Flow Exposure	Foreign Currency Hedging Contracts: Notional Amounts (US $ in Thousands)	Foreign Currency Hedging Contracts: Avg. Exchange Rate of Open Contracts	Currency Impact on Net Income Compared to Prior Year Period: Q2 2015	Currency Impact on Net Income Compared to Prior Year Period: Est. 2H of 2015
Canadian Dollar (CAD)	Long	70%	$142	$0.79 to 1 CAD	Negative	Negative
Australian Dollar (AUD)	Long	60%	$18	$0.78 to 1 AUD	Negative	Negative
Euro (EUR)	Long	0%	-	-	Negative	Negative
Japanese Yen (JPY)	Short	60%	$10	112 Yen to $1	Positive	Positive
Mexican Peso (MXN)	Short	70%	$21	14.5 Peso to $1	Positive	Positive

Significant Impact in Q2 2015, Expected to Persist into 2H 2015

Q2 7-22-15 26

Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) YTD 2015 Fav / (UnFav) YTD 2014 2015 Full Year Guidance Cash $118.8 0% Increase from 2014 Debt / Capital lease obligations $403.5 (10%) Similar to 2014 Credit facility $500.0 43% Increased $150M from 2014 Factory inventory $708.3 (27%) Improved Turns Capital expenditures $88.7 (-13%) >$250M Depreciation and amortization $72.4 (27%) Increase about 20% from 2014 Operating cash flow $89.9 (-31%) Increase at slightly higher % than net income Dividend (per share) $1.06 10% Increase 10% over 2014 Polaris Acceptance receivables $1,100.4 25% Increase mid to high-single digits % from 2014 Retail credit – Approval rate – Penetration rate 57% 31% +3% -1% Rates stable Q2 7-22-15 27

Scott W. Wine Chairman & CEO Second Quarter 2015 Earnings Results July 22, 2015 POLARIS INDUSTRIES INC.

29 Expectations for 2nd Half 2015 Q2 7-22-15 Improved European economic environment anticipated U.S. economic growth remains uninspiring, but up Oil & Ag weakness impacting work/utility RANGER growth dampened RZR growth remains strong Motorcycles and ORVs share gains continue MY’16 ORV strengthens armada Spirit Lake plant execution improves 1st Half Performance Challenged; 2nd Half Execution Improving 29

POLARIS Thank you Questions?